LAMAR SIGNAL PROCESSING LTD.




                             FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1997
                            -----------------------
                               (In U.S. dollars)
















                          LAMAR SIGNAL PROCESSING LTD.

                         INDEX TO FINANCIAL STATEMENTS

                                                                  PAGE
                                                                  ----



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                            2

FINANCIAL STATEMENTS

  Balance Sheets                                                    3

  Statements of Operations                                          4

  Statements of Changes in Shareholders' Equity (Deficiency)        5

  Statements of Cash Flows                                          6

  Notes to the Financial Statements                              7-15





                                           1






                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
Lamar Signal Processing Ltd.





We have audited the balance sheets of Lamar Signal Processing Ltd. (an Israeli Corporation) as of December 31, 1997 and 1996, and the related statements of operations, changes in shareholders' equity (deficiency) and cash flows for the year ended December 31, 1997, and for the period from commencement of operations (November 1995) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Israel and in the United States, including those prescribed under the Auditors' Regulations (Auditor's Mode of Performance), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations, changes in shareholders' equity (deficiency) and its cash flows for the year ended December 31, 1997 and for the period ended December 31, 1996 in conformity with accounting principles generally accepted in Israel and in the United States (as applicable to the financial statements of the Company such principles are practically identical).

                                           LUBOSHITZ, KASIERER & CO.
                                           MEMBER FIRM OF ARTHUR ANDERSEN



Haifa, Israel
July 12, 1998



                                       2



                         LAMAR SIGNAL PROCESSING LTD.


                                BALANCE SHEETS

                                In U.S. dollars

                                                          DECEMBER 31,
                                      NOTE          1996               1997
                                     -----       ---------          ---------
CURRENT ASSETS
  Cash and cash equivalents           (3)         119,830             140,647
  Receivables                                      15,124              22,806
  Inventory (raw materials)                             -              19,816
                                                  --------            -------
                                                  134,954             183,269
                                                  --------            -------

FIXED ASSETS                          (4)
  Cost                                            134,925             175,262
  Less - accumulated depreciation                  14,719              37,361
                                                  -------             -------
                                                  120,206             137,901
                                                  -------             -------
      Total assets                                255,160             321,170
                                                  =======             =======

CURRENT LIABILITIES
  Current portion of long-term
  loans                               (6)           7,811               7,675
  Other payables and accrued
  expenses                            (5)          54,873              65,704
                                                  -------             -------
                                                   62,684              73,379
                                                  -------             -------

LONG-TERM LIABILITIES
  Long-term loans                     (6)           7,803             473,400
  Accrued severance pay               (7)          11,381              19,231
                                                  -------             -------
                                                   19,184             492,631
                                                  -------             -------

      Total liabilities                            81,868             566,010
                                                  -------             -------

CONTINGENT LIABILITIES AND
  COMMITMENTS                         (8)

SHAREHOLDERS' EQUITY (DEFICIENCY)
  Share capital
    Ordinary shares of NIS 1 par value:
    Authorized - 22,900 shares; issued and
    outstanding - 20,610 shares as of
    December  31, 1997 and 1996       (9)           6,775               6,775
  Share premium                                   536,088             536,088
  Accumulated deficit                            (369,571)           (787,703)
                                                  --------            --------
     Total shareholders' equity (deficiency)      173,292            (244,840)
                                                  --------            --------
     Total liabilities and shareholders' equity
       (deficiency)                               255,160             321,170
                                                  ========            ========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                      3




                         LAMAR SIGNAL PROCESSING LTD.

                           STATEMENTS OF OPERATIONS
                                In U.S. dollars



                                         FOR THE
                                       PERIOD FROM
                                       COMMENCEMENT
                                       OF OPERATIONS
                                      (NOVEMBER 1995)      FOR THE YEAR ENDED
                                       TO DECEMBER 31,         DECEMBER 31,
                          NOTE              1996                   1997
                         ------       ----------------      -----------------

SALES                                         7,066                  5,833

COST OF SALES                                 1,380                  2,155

                                        --------------           ----------

    Gross profit                              5,686                  3,678


RESEARCH AND DEVELOPMENT

  COSTS, NET              (11)               98,461                162,309


GENERAL AND ADMINISTRATIVE

  EXPENSES                                  276,662                255,873

FINANCING EXPENSES, NET                         134                  3,628
                                        --------------           ----------

       Net loss                            (369,571)              (418,132)
                                        ==============           ===========

NET LOSS PER SHARE                           (22.88)                (20.29)

                                        ==============           ===========

WEIGHTED AVERAGE NUMBER
  OF SHARES                                  16,150                 20,610
                                        ==============           ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                       4



                         LAMAR SIGNAL PROCESSING LTD.

          STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIENCY)
                                In U.S. dollars

                SHARE              SHARE            ACCUMULATED           TOTAL
               CAPITAL            PREMIUM             DEFICIT
               --------           --------          -----------           -----
Issuance of
 shares         6,775             536,088                 -            542,863

Net loss          -                  -               (369,571)        (369,571)
               -------           ---------           ----------       --------

Balance as of
 December 31,
 1996
                6,775             536,088            (369,571)         173,292

Net loss          -                  -               (418,132)        (418,132)

               -------            --------           ---------        ---------

Balance as of
 December 31,

1997           6,775             536,088            (787,703)        (244,840)
               =======           ==========          ==========       =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                      5


                         LAMAR SIGNAL PROCESSING LTD.

                           STATEMENTS OF CASH FLOWS
                                In U.S. dollars

                                        FOR THE PERIOD
                                      FROM COMMENCEMENT
                                        OF OPERATIONS           FOR THE YEAR
                                       (NOVEMBER 1995)             ENDED
                                    TO DECEMBER 31, 1996     DECEMBER 31, 1997
                                       ---------------         --------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                 (369,571)              (418,132)
  Adjustments to reconcile net
  loss to net cash used
  in operating activities (see below)        65,169                 13,277
                                        -------------            ------------
   Net cash used in operating
     activities                            (304,402)              (404,855)
                                        -------------            ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of fixed assets              (134,925)               (40,337)
                                        -------------            ------------
     Net cash used in investing
      activities                           (134,925)               (40,337)
                                        -------------            ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Long-term loans received                   24,291                473,400
  Repayment of long-term loans               (7,997)                (7,391)
  Proceeds from issuance of share
  capital                                   542,863                    -
                                        -------------            ------------
     Net cash provided by
     financing activities                   559,157                466,009
                                        -------------            ------------

INCREASE IN CASH AND CASH
EQUIVALENTS                                 119,830                 20,817
CASH AND CASH EQUIVALENTS
 AT BEGINNING OF PERIOD                        -                   119,830
                                        -------------            -----------
CASH AND CASH EQUIVALENTS
  AT END OF PERIOD                          119,830                140,647
                                        =============            ===========

ADJUSTMENTS TO RECONCILE NET LOSS TO
  NET CASH USED IN OPERATING ACTIVITIES
    Income and expenses not affecting
     operating cash flows:
         Depreciation                        14,719                 22,642
         Accrued severance pay               11,381                  7,850
    Changes in operating assets and
     liabilities:
      Increase in receivables               (15,124)                (7,682)
      Increase in inventory                       -                (19,816)
      Increase in payables and
        accrued expenses                     54,873                 10,831
      Other                                    (680)                  (548)
                                        ------------             ----------
                                             65,169                 13,277
                                        ============             ==========

CASH PAID DURING THE PERIOD
  IN RESPECT OF:
    Interest                                      -                  6,751


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            6


                         LAMAR SIGNAL PROCESSING LTD.

                      NOTES TO THE FINANCIAL STATEMENTS
                                In U.S. dollars


NOTE 1   -    GENERAL

              A. The Company is an Israeli corporation which commenced operations in November 1995. The Company is engaged in developing, manufacturing and marketing electronic products for digital signal processing.

                     On May 5, 1998, Andrea Electronics Corporation, a U.S. corporation, acquired all of the outstanding ordinary shares of the Company.

              B. The financial statements are prepared in U.S. dollars because the currency of the primary economic environment of the Company is the U.S. dollar. The majority of the Company's sales are made in U.S. dollars as are the majority of purchases of materials and components. Transactions and balances originally denominated in U.S. dollars are presented at their original amounts.
                     Transactions and balances in other currencies are remeasured into U.S. dollars in accordance with principles identical to those prescribed in Statement No. 52 of the Financial Accounting Standards Board of the U.S. Accordingly, items have been remeasured as follows:

                      Monetary items     -   at the current  exchange  rate at
                                             balance sheet date;

                      Nonmonetary items  -   at historical exchange rates;

                      Income and expense
                      items              -   at exchange rates current  as of
                                             the date of recognition of those
                                             items (excluding depreciation
                                             and other items  deriving  from
                                             nonmonetary items).

                     Exchange   gains  and  losses  from  the   aforementioned
                     remeasurement   are   reflected   in  the   statement  of
                     operations.

              C.     The  Company  has   sustained  operating  losses  since
                     commencement   of  operations  and  has  a  shareholders'
                     deficiency of approximately $245,000 at December 31, 1997. The Company is not generating sufficient revenues from its operations to fund its activities and is therefore dependent on additional financing from external sources. On May 5, 1998 Andrea Electronics Corporation ("Andrea"), a U.S. company, acquired all of the outstanding ordinary shares of capital stock and control in Lamar Signal Processing Ltd. ("Lamar"). Andrea has agreed to provide Lamar the credit and terms necessary


                                        7



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars

NOTE 1   -    GENERAL (CONT.)

                     to finance operations at least to the period ended December 31, 1998.

              D. The Company faces a number of risks, including the uncertainties of future product development and market acceptance of its proposed products. Additionally, other risk factors, such as the loss of key personnel, difficulty in establishing, preserving and enforcing intellectual property rights, and product obsolescence due to the development of competing technologies, could influence the future results of the Company.

              E. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2   -    ACCOUNTING POLICIES

              The financial statements have been prepared in conformity with accounting principles generally accepted in Israel ("Israel
              GAAP"). Israel GAAP and United States generally accepted accounting principles ("U.S. GAAP") as applicable to the financial statements of the Company are practically identical. The significant accounting policies followed in the preparation of these financial statements, on a consistent basis, are:

              A.     CASH EQUIVALENTS

                     All  highly  liquid   investments   are  considered  cash
                     equivalents if the investments mature within three months of their acquisition.

              B.     INVENTORIES

                     Inventories  are  stated at the lower of cost or  market,
                     cost  being  determined  by  the  "first-in,   first-out"
                     method.


                                       8



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars

NOTE 2   -    ACCOUNTING POLICIES (CONT.)



              C.     FIXED ASSETS

                     Fixed assets are stated at cost. Depreciation is computed

                     by the  straight-line  method over the  estimated  useful

                     lives of the assets. Leasehold improvements are amortized over the period of the lease.

              D.     RESEARCH AND DEVELOPMENT COSTS

                     Research and development costs, net of participations, are charged to operations as incurred.

              E.     REVENUE RECOGNITION OF INCOME

                     Income from the sale of products is recognized upon shipment.

              F.     LOSS PER SHARE

                     Basic loss per share is computed based on the weighted average number of ordinary shares outstanding during the period. Diluted loss per share has not been presented as there are no common stock equivalents outstanding for any periods presented.

NOTE 3   -        CASH AND CASH EQUIVALENTS

                                                   DECEMBER 31
                                               1996             1997
                                             -------           -----

               In U.S. dollars               110,936           113,644
               In shekels                      8,894            27,003
                                             --------          -------
                                             119,830           140,647
                                             ========          =======



                                        9



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars


NOTE 4   -        FIXED ASSETS

                 COMPUTERS    OFFICE     MOTOR         LEASEHOLD        TOTAL
                    AND      EQUIPMENT   VEHICLES     IMPROVEMENTS

                 LABORATORY
                 EQUIPMENT
                 -----------  --------  ----------     -----------    -------
Cost              128,079      11,117     31,344         4,722         175,262


Accumulated
depreciation
                   24,064       2,045      9,806         1,446          37,361
                ------------   --------  ---------     -----------     --------


Net book
value as
of
December 31,
1997              104,015       9,072     21,538         3,276         137,901
               =============  =========   ========     ===========    ========


Rates of
depreciation       15-33%       7-15%        15%            20%
               ============   ========= ==========     ==========



                                       10



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars


NOTE 5   -        OTHER PAYABLES AND ACCRUED EXPENSES

                                                         DECEMBER 31
                                                    1996             1997
                                                  --------       ---------

     Accrued salaries and related expenses         37,874            42,871
     Shareholders                                   5,369               -
     Other accrued expenses                        11,630            22,833
                                                  --------       ----------
                                                   54,873            65,704
                                                  ========       ===========

NOTE 6   -        LONG-TERM LOANS

              A.     COMPOSITION

                                 ANNUAL
                                INTEREST
                                  RATE               DECEMBER 31
                                   %              1996             1997
                              -----------         -----            -----

      Loans from bank (1)         8.7%              -           473,400
      Capital lease              21.4%            15,614          7,675
                                                  ------         -------
                                                  15,614        481,075
      Less - current maturities                    7,811          7,675
                                                  ------         -------
                                                   7,803        473,400
                                                  ======         =======


                     (1)   The loans are in U.S. dollars.

                     The Company is eligible for a government-guaranteed credit facility which, including loans of $473,400 received as of December 31, 1997, amounts to approximately $1.1 million. The use of the total facility is subject to the implementation of the Company's investment program (see Note 12B).


                                       11



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars


NOTE 6   -        LONG-TERM LOANS (CONT.)

              B. The aggregate maturities of long-term loans subsequent to balance sheet date are as follows:

                      Current maturities                          7,675
                      Second year                                 9,121
                      Third year                                 92,247
                      Fourth year                               183,064
                      Fifth year                                151,952
                      Sixth year                                 37,016
                                                                --------
                                                                481,075
                                                                ========

              C.     COLLATERAL - See Note 10.

NOTE 7  -         ACCRUED SEVERANCE PAY


                                                            DECEMBER 31

                                                     1996             1997
                                                     -----            -----

               Accrual                              11,381            22,005
               Less - deposits with severance
               pay fund                                  -             2,774
                                                    ------            ------
                                                    11,381            19,231
                                                    ======            ======


              The Company's obligation to make severance payments to its employees is fully covered by the payment of insurance premiums in respect thereof and by the accrual in the balance sheet . The insurance policies, which are in the form of an annuity and/or life insurance, are owned by the Company. Upon deposit of all required amounts, the Company is released from all liability for severance pay and the risks are transferred to the insurance companies. The amounts funded with insurance companies are not under the management or control of the Company, and accordingly, neither those amounts nor the corresponding accrual for severance pay are reflected in the balance sheet.


                                      12



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars


NOTE 8   -        CONTINGENT LIABILITIES AND COMMITMENTS

              A. The Company is obligated to pay royalties to the Israel-United States Binational Industrial Research and Development Foundation ("BIRD") in respect of products developed with BIRD's participation, at a rate of 2.5 - 5% of the proceeds from sales of those products, up to 150% of the amount of participation. The total amount received, as of December 31, 1997, was $45,000. No royalties were paid in connection with these grants.

              B. The Company has leased facilities in Yokneam, Israel for one year, with renewal options for an aggregate period of five years. Annual rent is $36,000. A portion of these facilities is subleased for identical periods for annual rental income of $16,000. Net rental expense for 1997 amounted to approximately $26,000.

NOTE 9   -        SHARE CAPITAL

              In March 1998, the Board of Directors of the Company approved the issuance of 1,145 shares to an employee and 1,145 shares to an investor for no consideration.

NOTE 10  -        LIENS

              A.     The   Company's   liability  to  a  leasing   company  is
                     guaranteed by a first degree lien recorded on its motor vehicle.

              B. As collateral for bank loans guaranteed by the State of Israel, the Company has recorded floating liens on the Company's assets and fixed liens on the Company's equipment used in connection with its investment in the Approved Enterprise, including insurance rights. In addition, the Company recorded fixed liens on share capital and goodwill.




                                        13



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars


NOTE 11   -       RESEARCH AND DEVELOPMENT COSTS, NET


                                            FOR THE
                                          PERIOD FROM
                                          COMMENCEMENT
                                          OF OPERATIONS
                                         (NOVEMBER 1995)   FOR THE YEAR ENDED
                                          TO DECEMBER 31,       DECEMBER 31,
                                             1996                  1997
                                        -----------------  ------------------

  Salaries and related expenses                66,475               131,859
  Materials                                    23,746                52,576
  Subcontractors                                 -                   21,195
  Other                                         8,240                18,850
                                        --------------           -----------
                                               98,461               224,480
                                        ==============           ===========

  Less - participation from the BIRD
   Foundation and other                         -                    62,171
                                        --------------           ------------
                                               98,461               162,309
                                        ==============           ============



                                        14



                      NOTES TO THE FINANCIAL STATEMENTS (CONT.)
                                In U.S. dollars


NOTE 12   -       TAXES ON INCOME


              A.     The Company is subject to the Income Tax Law (Inflationary

                     Adjustments), 1985.

              B. "Approved Enterprise" - The Company has received approval for an investment program in accordance with the Law for the Encouragement of Capital Investments, 1959. The Company has chosen to receive its benefits through the "Government Loan Guarantee" program and, as such, is eligible for various benefits. These benefits include accelerated depreciation of fixed assets used in the investment program, as well as a full tax exemption on undistributed income that is derived from the approved enterprise for a period of two years and reduced tax rates for additional period of up to eight years. Due to tax losses the benefit period has not yet commenced. The letter of approval contains certain additional conditions which must be fulfilled, including requirements that at least one-third of the investments in the program be financed by paid-up share capital and that there be no reduction (as defined by the law and in the letter of approval) in shareholders' equity during the benefit period. Should the Company fail to meet the conditions, the Company may be required to repay immediately all loans received under the program. Management believes the Company is in compliance with the requirements of the law.

                     Dividends paid out of income derived from the approved enterprise are subject to 15% withholding. Should the Company pay dividends out of income earned during the ten year tax holiday, it will be liable for up to 25% tax on that income.

              C. The Company has carryforward losses for tax purposes of approximately $700,000. There are no deferred tax balances as of the end of any reporting period. The company did not record any deferred tax assets due to uncertainty of realization.

              D. The Company has not received final tax assessments since incorporation.



                                      15